UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-2625

                           DREYFUS A BONDS PLUS, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:   3/31


Date of reporting period:     9/30/03

                                   FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      A Bonds Plus, Inc.

      SEMIANNUAL REPORT September 30, 2003

      YOU, YOUR ADVISOR
      AND DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Options Written

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                             A Bonds Plus, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus A Bonds Plus, Inc. covers the six-month period from April 1, 2003, through September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. However, investor uncertainty regarding the strength of the recovery has produced heightened volatility in the fixed-income markets. After most areas of the bond market experienced sharp declines during the summer, bond prices generally bounced back in September.

While we believe that investors generally should remain diversified across multiple asset classes, including bonds, it may be a good time to consider reviewing the fixed-income component of your portfolio for a potentially stronger economic environment and the possibility that the multiyear decline of interest rates has run its course. As always, we encourage you to talk with your financial advisor about managing your investment portfolio as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003



2

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the six-month period ended September 30, 2003, the fund achieved a total return of 3.49% and produced aggregate income dividends of $0.295 per share.(1) In comparison, the fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), achieved a total return of 2.35% for the same period.(2)

We attribute the fund's strong relative performance to its greater than average exposure to corporate bonds, which benefited from issuers' efforts to shore up their balance sheets and improve their accounting standards in the wake of 2002' s corporate scandals. However, good performance from corporate securities was partially offset by heightened volatility later in the reporting period among bonds that are more sensitive to changes in interest rates, including U.S. Treasury securities and mortgage-backed securities.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. The fund invests at least 80% of its assets in bonds that, when purchased, are rated single-A or better, or if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of bonds, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we

                                                                The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors affected the fund's performance?

The   fund's   performance  was  influenced  positively  by  our  emphasis  on investment-grade corporate bonds. Such securities had been hard-hit in 2002, well before the reporting period began, when a persistently weak economy and a number of high-profile corporate accounting and governance scandals made investors more risk averse. In our view, many corporate bonds had been punished too severely, and we increased the fund's exposure to issuers that we believed remained creditworthy. Indeed, the corporate bond market began to recover during the fourth quarter of 2002, and the rally continued through the second quarter of 2003, fueling the fund' s returns.

In addition, the fund benefited during the first half of the reporting period from declining interest rates. Despite signs of stronger economic growth during the spring of 2003, many investors expected a further reduction in short-term interest rates at the Federal Reserve Board's (the "Fed") meeting in late June. The Fed did not disappoint them, reducing the federal funds rate by 25 basis points to 1% , a 45-year low, in its ongoing attempts to rekindle stronger economic growth. As interest rates trended lower in the spring, the fund's holdings of U.S. government securities -- including U.S. Treasury securities and mortgage-backed securities backed by U.S. government agencies -- gained value.

However, U.S. government securities gave back virtually all of the reporting period' s previous gains when, in July, the market suffered one of the worst one-month declines in its history. The bond market became more volatile as investors reacted to evidence of a stronger economy, which led many to believe that the Fed's most recent rate-cut may have been its last of the current cycle. As a result, many investors sold bonds, causing their prices to drop sharply. Although U.S. government securities regained a large portion of their losses in

4

late August and September, they did not recover fully. The fund's returns were hindered by these developments, but its relatively light position in U.S. government securities compared to the Index helped it avoid the full brunt of the market's weakness.

What is the fund's current strategy?

The rally among corporate bonds has caused their value to rise above historical norms in comparison to U.S. Treasury securities. As a result, we recently reduced the fund' s emphasis on the corporate sector, moving its allocation closer to that of the Index but maintaining our emphasis on issuers in industries that we believe have relatively strong pricing power, such as insurance and health care. At the same time, we increased the fund's holdings of mortgage-backed securities as fewer homeowners refinanced their mortgages and the rate of prepayments slowed, which moved the fund's allocation to the mortgage-backed sector closer to that of the benchmark. By the end of the reporting period, the fund held a modestly overweighted position in corporate bonds and slightly underweighted positions in mortgage-backed securities and U.S. Treasury securities. In our view, this more Index-neutral stance is prudent in today's changing economic and market environments.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

September 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
BONDS AND NOTES--101.1%                                                                        Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.7%

Boeing Capital,

   Sr. Notes, 4.75%, 2008                                                                     1,698,000                1,767,017

General Dynamics,

   Sr. Notes, 4.5, 2010                                                                       2,308,000                2,393,447

                                                                                                                       4,160,464

AIRLINES--.3%

American Airlines,

   Notes, 3.857%, 2010                                                                        1,555,000                1,555,661

Continental Airlines,

   Pass-Through Ctfs.,
   Ser. 1998-1, Cl. A, 6.648%, 2017                                                             174,296                  166,357

USAir,

   Enhanced Equipment Notes, Ser. C, 8.93%, 2009                                                904,468  (b)             180,894

                                                                                                                       1,902,912

ASSET-BACKED CTFS./CREDIT CARDS--.9%

MBNA Master Credit Card Note Trust,

   Ser. 2002-C1, Cl. 1, 6.8%, 2014                                                            4,884,000                5,282,101

ASSET-BACKED CTFS./EQUIPMENT--.4%

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 1.745%, 2015                                                          4,228,731  (c,d)         2,487,569

AUTO MANUFACTURING--.3%

General Motors,

   Notes, 8.375%, 2033                                                                        1,632,000                1,711,225

BANKING--2.1%

Abbey National,

   Capital Notes, 7.35%, 2049                                                                 3,100,000                3,488,393

Corp Andina de Fomento,

   Notes, 5.2%, 2013                                                                          2,855,000                2,835,612

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                        1,107,000  (c)           1,214,505

Scotland International Finance BV,

   Sub. Notes, 4.25%, 2013                                                                    2,948,000  (c)           2,854,858

Sovereign Bancorp,

   Sr. Notes, 10.5%, 2006                                                                     1,403,000                1,671,430

                                                                                                                      12,064,798

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.5%

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           5,301,000                5,942,129

6

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GMAC Commercial Mortgage Securities,

   Ser. 2000-C2, Cl. A1, 7.273%, 2033                                                           905,742                  999,809

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       5,687,000  (c)           6,302,697

Morgan Stanley Dean Witter Capital I,

   Ser. 2000-1345, Cl. B, 7.468%, 2015                                                          800,000  (c)             934,971

                                                                                                                      14,179,606

COMMERCIAL SERVICES--.2%

McKesson,

   Notes, 7.75%, 2012                                                                         1,188,000                1,423,879

CONSUMER PRODUCTS--.6%

Kimberly-Clark,

   Notes, 5%, 2013                                                                            3,080,000                3,230,172

DIVERSIFIED FINANCIAL SERVICES--3.0%

American Express,

   Notes, 4.875%, 2013                                                                        2,612,000                2,673,212

Bayer Hypo-und Vereinsbank,

   Bonds, 8.741%, 2031                                                                        3,755,000  (c)           4,149,774

Farmers Exchange Capital,

   Trust Surplus Note Securities, 7.05%, 2028                                                 1,410,000  (c)           1,323,195

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                     1,674,000  (e)           1,770,414

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                     1,374,000                1,555,795

SLM,

   Medium Term Notes, Ser. A, 5%, 2013                                                        5,640,000                5,712,801

                                                                                                                      17,185,191

EDUCATION--.4%

Florida State Board of Education,

   Bonds, 5%, 2011                                                                            2,150,000                2,407,914

ELECTRIC UTILITIES--2.1%

CenterPoint Energy Houston Electric,

   Notes, 6.95%, 2033                                                                         2,816,000  (c)           3,135,149

Consolidated Edison of New York,

   Deb., 4.875%, 2013                                                                         3,715,000                3,812,823

Public Service Co. of Colorado,

   First Mortgage, 4.875%, 2013                                                               2,487,000  (c)           2,507,485

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (CONTINUED)

Salt River Project Agricultural Improvement & Power,

   Bonds, 5%, 2012                                                                            2,000,000                2,230,780

                                                                                                                      11,686,237

FOOD & BEVERAGES--.8%

Diageo Capital,

   Notes, 4.85%, 2018                                                                         2,670,000                2,631,389

Miller Brewing,

   Notes, 4.25%, 2008                                                                         1,610,000  (c)           1,655,911

                                                                                                                       4,287,300

FOREIGN/GOVERNMENTAL--2.7%

Deutsche Bundesrepublik,

   Bonds, Ser. 0302, 3.75%, 2013                                         EUR                 10,167,000                11,607,923

Export Development Canada,

   Bonds, 2.75%, 2005                                                                         3,500,000                3,575,341

                                                                                                                      15,183,264

HEALTH CARE--1.6%

Becton Dickinson & Co.,

   Notes, 4.9%, 2018                                                                          2,500,000                2,496,087

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                         1,755,000                1,911,377

Eli Lilly & Co.,

   Notes, 4.5%, 2018                                                                          1,901,000                1,839,830

HCA,

   Notes, 7.125%, 2006                                                                        1,450,000  (e)           1,570,459

Manor Care,

   Notes, 6.25%, 2013                                                                         1,095,000                1,127,850

                                                                                                                       8,945,603

MANUFACTURING--.9%

General Electric,

   Notes, 5%, 2013                                                                            2,913,000                2,991,727

Tyco International,

   Gtd. Notes, 5.8%, 2006                                                                     1,877,000                1,956,773

                                                                                                                       4,948,500

MEDIA--1.7%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                 2,817,000  (e)           1,750,061

British Sky Broadcasting,

   Sr. Notes, 8.2%, 2009                                                                        869,000                1,032,495

8

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA (CONTINUED)

Comcast,

   Sr. Notes, 6.5%, 2015                                                                      2,667,000                2,945,472

Cox Communications,

   Notes, 6.75%, 2011                                                                         1,587,000  (e)           1,803,925

InterActive,

   Notes, 7%, 2013                                                                            2,151,000                2,430,484

                                                                                                                       9,962,437

MINING & METALS--1.1%

Alcoa,

   Notes, 6%, 2012                                                                            2,517,000  (e)           2,776,382

Noranda,

   Deb., 7%, 2005                                                                             1,660,000                1,764,104

Placer Dome,

   Deb., Ser. B, 8.5%, 2045                                                                   1,715,000                1,968,523

                                                                                                                       6,509,009

MUNICIPALS--1.6%

Commonwealth of Pennsylvania,

   Bonds, 5%, 2010                                                                            1,200,000                1,358,256

Golden State Tobacco Securitization,

   Bonds, 5.5%, 2018                                                                          1,921,000                2,011,460

State of Arkansas,

   Bonds, 5%, 2014                                                                            2,050,000                2,267,936

State of Connecticut,

   Bonds, 5%, 2010                                                                            1,350,000                1,522,733

State of Maryland,

   Bonds, 5%, 2011                                                                            1,800,000                2,034,504

                                                                                                                       9,194,889

OIL & GAS--.2%

Petro-Canada,

   Notes, 4%, 2013                                                                              912,000                  859,601

PAPER & FOREST PRODUCTS--.2%

Weyerhaeuser,

   Deb., 7.375%, 2032                                                                         1,175,000                1,315,831

PROPERTY-CASUALTY INSURANCE--1.1%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        1,100,000                1,438,239

Fund American Cos.,

   Notes, 5.875%, 2013                                                                        1,420,000                1,447,585

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY-CASUALTY INSURANCE (CONTINUED)

Markel,

   Notes, 6.8%, 2013                                                                          1,164,000                1,272,622

Metlife,

   Sr. Notes, 5.375%, 2012                                                                    2,015,000  (e)           2,101,286

                                                                                                                       6,259,732

RESIDENTIAL MORTGAGE PASS--THROUGH CTFS.--1.7%

Chase Mortgage Finance:

   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             475,327  (c)             497,301

   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             396,106  (c)             398,861

GE Capital Mortgage Services,

   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                      850,434  (c)             884,640

IMPAC Secured Assets Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 2023                                                            231,832                  231,485

Norwest Asset Securities:

   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,383,343                2,493,956

   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,284,136                2,390,148

   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            298,700  (c)             158,072

Residential Funding Mortgage Securities I:

   Ser. 1998-S9, Cl. B1, 6.5%, 2013                                                             507,833  (c)             530,393

   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            388,859                  406,847

   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            291,719  (c)             188,888

   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            486,264                  486,954

   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                            972,149                  972,586

                                                                                                                       9,640,131

RETAIL--.3%

Toys R US,

   Notes, 7.625%, 2011                                                                        1,460,000  (e)           1,591,898

STRUCTURED INDEX--10.1%

AB Svensk Exportkredit,

   GSCI-ER Indexed Notes, 0%, 2008                                                           10,760,000  (c,n)        10,301,624

HSBC Bank USA TIGERS:

   Medium Term Notes,
      Ser. 2003-2, 3.915%, 2008                                                              17,500,000  (c,d,f)      17,500,000

   Medium Term Notes,
      Ser. 2003-3, Cl. D-1, 3.915%, 2008                                                      6,481,000  (c,d,f)       6,476,684

Lehman Brothers TRAINS,

   Ser. L-2002, 7.754%, 2031                                                                  3,731,200  (c,f)         4,430,203

10

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX (CONTINUED)

Morgan Stanley TRACERS:

   Ser. 2001-1, 7.252%, 2011                                                                 11,008,000  (c,f)        12,703,430

   Ser. 2002-5, 6.799%, 2012                                                                  5,550,000  (c,e,f)       6,258,951

                                                                                                                      57,670,892

TECHNOLOGY--1.0%

Hewlett-Packard,

   Notes, 5.75%, 2006                                                                         2,841,000                3,109,284

IBM,

   Sr. Notes, 4.75%, 2012                                                                     2,515,000                2,581,565

                                                                                                                       5,690,849

TELECOMMUNICATIONS--.5%

Verizon Florida,

   Deb., 6.125%, 2013                                                                         2,567,000                2,813,116

TRANSPORTATION--.9%

Los Angeles County Metropolitan
  Transportation Authority,

   Bonds, 5%, 2019                                                                            3,025,000                3,210,614

Puerto Rico Highway & Transportation Authority,

   Bonds, 5.5%, 2012                                                                          1,575,000                1,832,355

                                                                                                                       5,042,969

U.S. GOVERNMENT--18.0%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                         41,943,000  (e)          45,022,875

U.S. Treasury Inflation Protection Securities:

   3.625%, 1/15/2008                                                                         15,098,000  (g)          19,302,442

   Coupon Strips:

      0%, 10/15/2028                                                                            750,000  (g,h)           733,983

      0%, 4/15/2029                                                                             750,000  (g,h)           734,021

   Principal Strips,

      0%, 4/15/2029                                                                          10,000,000  (g)           5,983,498

U.S. Treasury Notes:

   4.25%, 8/15/2013                                                                          26,133,000  (e)          26,797,562

   7.5%, 2/15/2005                                                                            3,547,000  (e)           3,853,603

                                                                                                                     102,427,984

U.S. GOVERNMENT AGENCIES--4.2%

Federal Home Loan Banks,

   Bonds, Ser. 432, 4.5%, 9/16/2013                                                          12,500,000  (e)          12,496,813

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal Home Loan Mortgage Corp.,

   Notes, 4.75%, 5/6/2013                                                                     2,945,000  (e)           2,930,990

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          7,726,647  (g)           8,389,737

                                                                                                                      23,817,540

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--39.0%

Federal Home Loan Mortgage Corp.,

   5.5%                                                                                      16,292,000  (i)          16,617,840

   REMIC, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser., 51, Cl. E, 10%, 7/15/2020                                                         1,039,150                1,040,989

      (Interest Only Obligation),

         Ser. 1995, Cl. PY, 7%, 10/15/2027                                                    2,201,267  (h)             379,355

Federal National Mortgage Association:

   6%, 1/1/2019--4/1/2033                                                                     8,833,207                9,148,139

   8%, 12/1/2025                                                                                161,545                  176,337

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                      539,410                  610,968

      (Interest Only Obligation),

         Ser. 1996-64, Cl. PM, 7%, 1/18/2012                                                  1,448,297  (h)             166,540

Government National Mortgage Association I:

   5.5%                                                                                      32,121,000  (i)          32,933,983

   5.5%, 4/15/2033                                                                           27,977,248  (e)          28,711,167

   6%                                                                                        52,925,000  (i)          54,975,844

   6%, 3/15/2029--2/15/2033                                                                  10,603,863                11,032,199

   6.5%                                                                                      32,200,000  (i)          33,799,696

   7%, 6/15/2008                                                                                 19,283                   20,482

   9.5%, 11/15/2017                                                                           1,239,829                1,370,395

   Project Loan:

      6.55%, 6/15/2033                                                                        1,772,166                1,965,889

      6.625%, 6/1/2033--9/15/2033                                                             5,810,738                6,455,948

      6.75%, 10/15/2033                                                                       2,145,472                2,398,811

      6.86%, 10/15/2003                                                                      12,672,165               14,163,124

U.S. Government Gtd. Development Participation Ctfs.,

  (Gtd. By U.S. Small Business Administration):

      Ser. 1994-20K, Cl. 1, 8.65%, 11/1/2014                                                  1,765,355                1,995,315

      Ser. 1994-20L, Cl. 1, 8.4%, 12/1/2014                                                   2,929,725                3,305,529

      Ser. 1997-20J, Cl. 1, 6.55%, 10/1/2017                                                  1,088,391                1,197,429

                                                                                                                     222,465,979

TOTAL BONDS AND NOTES

   (cost $563,423,728)                                                                                               576,349,592

12

PREFERRED STOCKS--.7%                                                                             Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.4%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                    42,677  (j)           2,259,747

TELECOMMUNICATIONS--.3%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     39,469  (k)           1,496,664

TOTAL PREFERRED STOCKS

   (cost $5,052,476 )                                                                                                  3,756,411
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Face Amount
                                                                                             Covered by
OPTIONS--.0%                                                                              Contracts ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALL OPTIONS;

Interest Rate Swaption,

  March 2004 @ 4.37%

   (cost $349,030)                                                                           20,900,000                  443,217
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--2.0%                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     3,750,666  (l)           3,750,666

Dreyfus Institutional Cash Advantage Plus Fund                                                3,750,667  (l)           3,750,667

Dreyfus Institutional Preferred Plus Money Market Fund                                        3,750,667  (l)           3,750,667

TOTAL OTHER INVESTMENTS

   (cost $11,252,000)                                                                                                 11,252,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--11.3%                                                                 Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   .89%, 10/16/2003                                                                           8,385,000                8,385,000

   .93%, 12/11/2003                                                                          19,595,000               19,570,506

   .915%, 12/18/2003                                                                         29,022,000  (m)          28,968,600

   .99%, 1/15/2004                                                                            2,760,000                2,752,520

   1.03%, 2/5/2004                                                                            4,660,000  (m)           4,644,622

TOTAL SHORT-TERM INVESTMENTS

   (cost $64,300,193)                                                                                                 64,321,248

                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--15.1%                                                                  Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $86,215,024)                                                                        86,215,024               86,215,024
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $730,592,451)                                                            130.2%              742,337,492

LIABILITES, LESS CASH AND RECEIVABLES                                                           (30.2%)            (172,020,490)

NET ASSETS                                                                                       100.0%              570,317,002

(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EURO

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2003,
THESE SECURITIES AMOUNTED TO $86,895,161 OR 15.2% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT SEPTEMBER 30, 2003,
THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $90,205,135 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $91,393,905, CONSISTING
OF CASH COLLATERAL OF $86,215,024 AND LETTERS OF CREDIT VALUED AT $5,178,881.

(F)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(G)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(J)  WITH WARRANTS ATTACHED.

(K)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON
NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(L)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

(M)  PARTIALLY OR WHOLLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL
FUTURES POSITIONS.

(N)  SECURITY LINKED TO GOLDMAN SACHS COMMODITY INDEX--EXCESS RETURN.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPTIONS WRITTEN

September 30, 2003 (Unaudited)

                                                   Face Amount
                                                    Covered by
                                                 Contracts ($)       Value ($)
--------------------------------------------------------------------------------

CALL OPTIONS

Interest Rate Swaption,

   March 2004 @ 3.87%                              20,900,000         164,167

PUT OPTIONS

Interest Rate Swaption,

   March 2004 @ 5.62%                              20,900,000         162,498

   (Premiums received $349,030)                                       326,665

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned,
   valued at $90,205,135)--Note 1(c)                  730,592,451  742,337,492

Cash                                                                13,083,217

Receivable for investment securities sold                           83,666,574

Interest receivable                                                  4,140,044

Receivable for shares of Common Stock subscribed                       222,478

Receivable for futures variation margin--Note 4                        850,505

Prepaid expenses                                                         1,125

                                                                    844,301,435
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           331,420

Payable for investment securities purchased                         169,518,010

Liability for securites loaned--Note 1(c)                            86,215,024

Bank note payable--Note 2                                            15,000,000

Payable for shares of Common Stock redeemed                           2,245,570

Outstanding options written, at value (premiums
  received $349,030)--See Statement of Options Written                  326,665

Unrealized depreciation on swaps--Note 4                                 84,474

Interest payable--Note 2                                                  4,578

Accrued expenses and other liabilities                                  258,692

                                                                    273,984,433
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      570,317,002
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     581,263,249

Accumulated undistributed investment income--net                        616,770

Accumulated net realized gain (loss) on investments                (23,243,159)

Accumulated net unrealized appreciation (depreciation)
  on investments, foreign currency transactions,
  options and swap transactions                                      11,680,142
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      570,317,002
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      39,842,262

NET ASSET VALUE, offering and redemption price per share ($)              14.31

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            11,328,496

Cash dividends                                                         625,798

Income from securites lending                                           72,863

TOTAL INCOME                                                        12,027,157

EXPENSES:

Management fee--Note 3(a)                                            1,934,575

Shareholder servicing costs--Note 3(b)                                 647,536

Custodian fees--Note 3(b)                                               40,519

Professional fees                                                       32,582

Prospectus and shareholders' reports                                    31,517

Directors' fees and expenses--Note 3(c)                                 31,133

Registration fees                                                       14,141

Interest expense--Note 2                                                 4,578

Miscellaneous                                                           12,199

TOTAL EXPENSES                                                       2,748,780

INVESTMENT INCOME--NET                                               9,278,377
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                 10,629,258

  Short sale transactions                                              690,961

Net realized gain (loss) on options transactions                        53,650

Net realized gain (loss) on financial futures                        1,268,124

Net realized gain (loss) on swap transactions                        (224,206)

Net realized gain (loss) on forward currency exchange contracts      (133,707)

NET REALIZED GAIN (LOSS)                                            12,284,080

Net unrealized appreciation (depreciation) on investments,
  foreign currency transactions, options and swap transactions
  (including $87,456 net unrealized appreciation on financial futures)
                                                                     (891,608)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,392,472

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,670,849

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2003           Year Ended
                                              (Unaudited)       March 31, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,278,377          27,079,442

Net realized gain (loss) on investments        12,284,080          11,155,121

Net unrealized appreciation (depreciation)
   on investments                               (891,608)          19,596,533

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  20,670,849           57,831,096
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (12,504,611)         (29,666,042)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  32,546,052         125,627,329

Dividends reinvested                           11,074,526          26,074,297

Cost of shares redeemed                      (88,430,174)        (146,146,837)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (44,809,596)           5,554,789

TOTAL INCREASE (DECREASE) IN NET ASSETS      (36,643,358)          33,719,843
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           606,960,360         573,240,517

END OF PERIOD                                 570,317,002         606,960,360

Undistributed investment income--net              616,770           3,843,004
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,301,473           9,158,234

Shares issued for dividends reinvested            787,007           1,905,342

Shares redeemed                               (6,239,216)         (10,636,852)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,150,736)             426,724

SEE NOTES TO FINANCIAL STATEMENTS.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                        September 30, 2003                                  Year Ended March 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2003          2002(a)        2001         2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.12         13.47         14.10         13.65          13.99         14.75

Investment Operations:

Investment income--net                                 .22(b)        .63(b)        .81(b)        .84            .85           .83

Net realized and unrealized
   gain (loss) on investments                          .27           .71          (.56)          .47           (.34)         (.54)

Total from Investment Operations                       .49          1.34           .25          1.31            .51           .29

Distributions:

Dividends from
   investment income--net                             (.30)         (.69)         (.88)         (.86)          (.85)         (.84)

Dividends from net realized
   gain on investments                                  --             --          --             --             --          (.21)

Total Distributions                                   (.30)         (.69)         (.88)         (.86)          (.85)        (1.05)

Net asset value, end of period                       14.31         14.12         13.47         14.10          13.65         13.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.49(c)      10.30          1.68          9.94           3.85          2.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .92(d)        .93           .93           .91           1.00           .96

Ratio of net investment income
   to average net assets                              3.11(d)       4.56          5.87          6.29           6.20          5.78

Portfolio Turnover Rate                             354.33(c)     636.05        533.95        718.67         557.83        255.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     570,317       606,960       573,241       578,293        453,295       576,499

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THESE
CHANGES FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 6.15% TO 5.87%. PER SHARE DATA AND RATIOS/SUPPLEMENT
DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE
CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  A  Bonds  Plus,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options, financial futures, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales

20

price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S.
securities  loaned  and  105%  of  the  value  of  foreign  securities

                                                                The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

On September 30, 2003, the Board of Directors declared a cash dividend of $.039 per share from undistributed investment income-net, payable on October 1, 2003 (ex-dividend date) , to shareholders of record as of the close of business on September 30, 2003.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $34,651,353 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Strategic

22

Governments Income, Inc. If not applied, $831,251 of the carryover expires in fiscal 2004, $811,068 expires in fiscal 2006, $4,281,999 expires in fiscal 2007, $15,846,919 expires in fiscal 2008, $10,726,778 expires in fiscal 2010 and $2,153,338 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2003 was as follows: ordinary income $29,666,042. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended September 30, 2003, was approximately $628,400, with a related weighted average annualized interest rate of 1.45%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expense. During the period ended September 30, 2003, there was no expense reimbursement pursuant to the Agreement.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2003, the fund was charged $201,155 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $109,155 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2003, the fund was charged $40,519 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000, an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended September 30, 2003, the fund derived

24

$212,238 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions during the period ended September 30, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     2,092,312,062        2,093,593,396

Short sale transactions                  77,852,272           78,543,233

     TOTAL                            2,170,164,334        2,172,136,629

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. At September 30, 2003, there were no securities sold short outstanding.

The following summarizes the fund' s call/put options written for the period ended September 30, 2003:

                                                      Face Amount                                     Options Terminated
                                                                                           -----------------------------------------
                                                       Covered by            Premiums                                 Net Realized
Options Written:                                    Contracts ($)         Received ($)           Cost ($)                 Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    March 31, 2003                                             --             --

Contracts written                                      41,800,000             349,030

CONTRACTS OUTSTANDING
    SEPTEMBER 30, 2003                                 41,800,000             349,030

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund

                                                                The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 2003, there were no financial futures contracts outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is

26

opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2003, there were no forward currency exchange contracts outstanding.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another
nominal    instrument.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes credit default swaps entered into by the fund at September 30, 2003:

                                                                                                                      Unrealized
Notional                                                                                                             Appreciation
    Amount ($)                                               Description                                       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

2,300,000                                               Agreement with Merrill Lynch terminating                           1,022
                                                       June 20, 2008 to pay a fixed rate of .34%
                                                  and receive the notional amount as a result of
                                                    interest payment default totaling $1,000,000
                                                     or principal payment default of $10,000,000
                                                              on Bear Stearns, 7.625%, 12/7/2009

2,300,000                                               Agreement with Merrill Lynch terminating                         (1,022)
                                                       June 20, 2008 to pay a fixed rate of .36%
                                                  and receive the notional amount as a result of
                                                    interest payment default totaling $1,000,000
                                                     or principal payment default of $10,000,000
                                                              on Bear Stearns, 7.625%, 12/7/2009

                                                                                                     The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

                                                                                                                       Unrealized
Notional                                                                                                             Appreciation
    Amount ($)                                               Description                                       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

3,100,000                                               Agreement with Merrill Lynch terminating                         (4,330)
                                                  September 20, 2008 to pay a fixed rate of .38%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                                 Bear Stearns, 7.625%, 12/7/2009

7,700,000                                               Agreement with Merrill Lynch terminating                        (10,878)
                                                       June 20, 2008 to pay a fixed rate of .29%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                               Bank of America, 6.25%, 4/15/2012

4,600,000                                               Agreement with Merrill Lynch terminating                          25,940
                                                       June 20, 2008 to pay a fixed rate of .51%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                       Countrywide Home Loans, 5.625%, 7/15/2009

3,100,000                                               Agreement with Merrill Lynch terminating                           8,438
                                                  September 20, 2008 to pay a fixed rate of .59%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                       Countrywide Home Loans, 5.625%, 7/15/2009

1,530,000                                               Agreement with Merrill Lynch terminating                         (1,753)
                                                       June 20, 2008 to pay a fixed rate of .42%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                                  Goldman Sachs, 6.6%, 1/15/2012

6,130,000                                               Agreement with Merrill Lynch terminating                         (9,741)
                                                       June 20, 2008 to pay a fixed rate of .43%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                                  Goldman Sachs, 6.6%, 1/15/2012

2,060,000                                               Agreement with Merrill Lynch terminating                        (45,085)
                                                      June 20, 2008 to pay a fixed rate of 1.15%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                                          Kroger, 5.5%, 2/1/2013

2,060,000                                               Agreement with Merrill Lynch terminating                        (16,162)
                                                       June 20, 2008 to pay a fixed rate of .93%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                                        Safeway, 5.8%, 8/15/2012


28
                                                                                                                       Unrealized
Notional                                                                                                             Appreciation
Amount ($)                                                     Description                                       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

4,125,000                                               Agreement with Merrill Lynch terminating                        (44,423)
                                                       June 20, 2008 to pay a fixed rate of .57%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                                        Target, 5.875%, 3/1/2012

4,600,000                                               Agreement with Merrill Lynch terminating                          12,095
                                                       June 20, 2008 to pay a fixed rate of .54%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                            Washington Mutual, 5.625%, 1/15/2007

3,100,000                                               Agreement with Merrill Lynch terminating                           1,425
                                                  September 20, 2008 to pay a fixed rate of .59%
                                                  and receive the notional amount as a result of
                                                 interest payment default totaling $1,000,000 or
                                                     principal payment default of $10,000,000 on
                                                            Washington Mutual, 5.625%, 1/15/2007

TOTAL                                                                                                                   (84,474)


Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At September 30, 2003, accumulated net unrealized appreciation on investments was $11,745,041, consisting of $18,622,913 gross unrealized appreciation and $6,877,872 gross unrealized depreciation.

At September 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 29

                      For More Information

                        Dreyfus
                        A Bonds Plus, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  084SA0903


ITEM 2.      CODE OF ETHICS.

            Not applicable.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS A BONDS PLUS, INC.

By:   /S/STEPHEN E. CANTER
      ---------------------
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      ---------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /S/JAMES WINDELS
      ---------------------
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                EXHIBIT INDEX

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)